Exhibit 10.2

SEVENTH AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT

SEVENTH AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT (this “Agreement” or the “Amendment”), dated as of May 24, 2018, relating to the Credit and Guarantee Agreement, dated as of January 6, 2016 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as modified by this Amendment and the Sixth Amendment (as defined below), the “Amended Credit Agreement”), among Kraton Polymers LLC, a Delaware limited liability company (the “U.S. Borrower”), Kraton Polymers Holdings B.V., a besloten vennootschap met beperkte aansprakelijkheid (a private limited liability company) organized under the laws of the Netherlands, having its official seat (statutaire zetel) in The Hague, the Netherlands, and registered with the Dutch trade register under number 27182100 (the “Euro Borrower” and, together with the U.S. Borrower, the “Borrowers”), Kraton Corporation (formerly Kraton Performance Polymers, Inc.), a Delaware corporation (“Parent”), certain subsidiaries of Parent, as Guarantors, the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders and as Dollar Incremental Term Lender (as defined below). Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Amended Credit Agreement.
RECITALS:
WHEREAS, pursuant to Section 2.21(a) of the Existing Credit Agreement, the Borrowers may request Incremental Facilities.
WHEREAS, on the Seventh Amendment Effective Date (as defined below), the U.S. Borrower shall borrow incremental term loans denominated in Dollars in the form of an increase to the principal amount of the existing Initial Dollar Term Loans in an aggregate principal amount of $90,000,000 (the “Additional Dollar Term Loans”) pursuant to Section 2.21(a) of the Existing Credit Agreement. The net proceeds of the Additional Dollar Term Loans will be used, together with borrowings under the ABL Loan Agreement and proceeds from the issuance of new unsecured notes, to repay in full the Senior Unsecured Notes (the “Refinancing”).
WHEREAS, the institution listed on Schedule I hereto as an incremental term lender (the “Dollar Incremental Term Lender”) (i) has agreed, on the terms and conditions set forth herein and in the Existing Credit Agreement, to provide the amount of the Additional Dollar Term Loans set forth opposite its name under the heading “Additional Dollar Term Loan Commitments” on Schedule I hereto (the “Additional Dollar Term Loan Commitments”) and (ii) by executing a signature page to this Agreement, approves of the amendments to the Existing Credit Agreement and the other Credit Documents as set forth in this Agreement.
NOW, THEREFORE, the parties hereto therefore agree as follows:

Exhibit 10.2

SECTION 1.    References. The rules of construction specified in Section 1.4 of the Existing Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Agreement becomes effective, refer to the Amended Credit Agreement.

SECTION 2.    Additional Dollar Term Loans.

(a)Subject to the terms and conditions set forth herein, the Dollar Incremental Term Lender agrees to make an Additional Dollar Term Loan to the U.S. Borrower on the Seventh Amendment Effective Date in a principal amount not to exceed its Additional Dollar Term Loan Commitment. Unless previously terminated, the Additional Dollar Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Seventh Amendment Effective Date.

(b)With effect from the Seventh Amendment Effective Date, the Additional Dollar Term Loans shall be “Initial Dollar Term Loans” and the Dollar Incremental Term Lender shall be an “Initial Dollar Term Lender” with outstanding Initial Dollar Term Loans under the Amended Credit Agreement.

SECTION 3.    Amendments to Credit Agreement. Effective as of the Seventh Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Seventh Amendment” means the Seventh Amendment to Credit and Guarantee Agreement, dated as of May 24, 2018, among the Borrowers, Parent, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.
“Seventh Amendment Effective Date” means the first date when each of the conditions under Section 6 of the Seventh Amendment have been met.
(b)The following sections of the Existing Credit Agreement shall be amended as follows:
(i)The definition of “Initial Dollar Term Loan Commitments” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Initial Dollar Term Loan Commitments” means (i) the Dollar Replacement Term Loan Commitments (as defined in the Fifth Amendment) and (ii) the Additional Dollar Term Loan Commitments (as defined in the Seventh Amendment).”
(ii)The definition of “Initial Dollar Term Loans” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to

Exhibit 10.2

read as follows:

““Initial Dollar Term Loans” means (i) the Dollar Replacement Term Loans (as defined in the Fifth Amendment) made by the Initial Dollar Term Lenders to the U.S. Borrower pursuant to the Fifth Amendment and (ii) the Additional Dollar Term Loans (as defined in the Seventh Amendment) made by the Dollar Incremental Term Lender (as defined in the Seventh Amendment) to the U.S. Borrower pursuant to the Seventh Amendment.”
(iii)The definition of “Initial Term Loans” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Initial Term Loans” means the term loans made by the Initial Term Lenders to the Borrowers pursuant to the Fifth Amendment and the Seventh Amendment.”

SECTION 4.    Certain Agreements

(a)The parties hereto hereby agree that, for all purposes under the Amended Credit Agreement and the other Credit Documents, (i) this Agreement will constitute an Incremental Facility Amendment, (ii) the Additional Dollar Term Loans will constitute Loans, Initial Term Loans and Initial Dollar Term Loans, (iii) the Additional Dollar Term Loan Commitments will constitute Commitments, Initial Term Loan Commitments and Initial Dollar Term Loan Commitments, (iv) all provisions of the Existing Credit Agreement applicable to the Initial Dollar Term Loans and the Initial Dollar Term Loan Commitments shall be applicable to the Additional Dollar Term Loans and the Additional Dollar Term Loan Commitments and (v) the Dollar Incremental Term Lender will constitute a Lender, a Term Lender and an Initial Dollar Term Lender.

(b)The parties hereto hereby agree that each of JPMorgan Chase Bank, N.A, Deutsche Bank Securities Inc. and Credit Suisse Loan Funding LLC (collectively, the “Lead Arrangers”), in its capacity as a joint lead arranger in connection with the Amendment, shall be deemed to constitute an Arranger under the Amended Credit Agreement and the other Credit Documents.

SECTION 5.    Representations of the Credit Parties. Each Credit Party represents and warrants that, as of the date hereof:

(a)the representations and warranties set forth in the Credit Documents are true and correct in all material respects (or in all respects where qualified by materiality or Material Adverse Effect) on and as of the Seventh Amendment Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

Exhibit 10.2

(b)no Event of Default or Default shall exist immediately prior to or after giving effect to the transactions contemplated hereunder;

(c)immediately after giving effect to the transactions contemplated hereunder on the Seventh Amendment Effective Date, (i) the sum of debt and other liabilities (including contingent liabilities) of Parent and its Subsidiaries, taken as a whole, does not exceed the present fair saleable value of Parent and its Subsidiaries, taken as a whole, and the present assets of Parent and its Subsidiaries, taken as a whole; (ii) the capital of Parent and its Subsidiaries, taken as a whole, is not unreasonably small in relation to their business as contemplated to be conducted after the Seventh Amendment Effective Date and the consummation of the transactions hereunder; and (iii) Parent and its Subsidiaries, taken as a whole, have not incurred and do not intend to incur, or believe (nor should they reasonably believe) that they will incur, debts and liabilities (including contingent liabilities) beyond their ability to pay such debts and liabilities as they become due (whether at maturity or otherwise). For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5);

(d)each Credit Party has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

(e)the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Credit Party that is a party hereto;

(f)the execution, delivery and performance by Credit Parties of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to Parent or any of its Restricted Subsidiaries, (ii) any of the Organizational Documents of Parent or any of its Restricted Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Parent or any of its Restricted Subsidiaries; or (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent or any of its Restricted Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(g)the execution, delivery and performance by the Credit Parties of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any material registration with, material consent or material approval of, material notice to, or other material action to, with or by, any Governmental Authority; and

(h)this Agreement has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’

Exhibit 10.2

rights generally or by equitable principles relating to enforceability and principles of good faith and fair dealing.

SECTION 6.    Conditions. This Agreement shall become effective as of the first date (the “Seventh Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)the Sixth Amendment Effective Date (as defined under the Sixth Amendment to Credit and Guarantee Agreement (the “Sixth Amendment”), dated as of May 24, 2018, relating to the Existing Credit Agreement, among the Borrowers, Parent, the Administrative Agent and the Lenders party thereto), shall have occurred or, substantially simultaneously with this Agreement, shall occur;

(b)the Administrative Agent (or its counsel) shall have received from each Credit Party, the Dollar Incremental Term Lender and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(c)the Administrative Agent shall have received the required funding notice with respect to the Additional Initial Term Loans pursuant to Section 3.2(a)(i) of the Existing Credit Agreement; provided that such notice shall be delivered in accordance with the time periods specified in the Existing Credit Agreement or such shorter period as the Administrative Agent may agree;

(d)the representations and warranties set forth in Section 5 above shall be true and correct as of the Seventh Amendment Effective Date;

(e)the Administrative Agent shall have received a certificate, dated the Seventh Amendment Effective Date and executed by a Responsible Officer of the Borrower Representative, confirming the accuracy of the representations and warranties set forth in Section 5 above;

(f)the Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit K attached to the Existing Credit Agreement from the chief financial officer of the U.S. Borrower that shall certify as to the solvency of Parent and its Subsidiaries (on a consolidated basis) after giving effect to the transactions contemplated hereunder;

(g)the Administrative Agent and the Lead Arrangers shall have received a duly executed letter of direction from the Borrowers addressed to the Administrative Agent and the Lead Arrangers, directing the disbursement on the Seventh Amendment Effective Date of the proceeds of the Additional Dollar Term Loans made on such date;

(h)the Administrative Agent and the Lenders shall have received an executed copy of the customary written opinion of Baker & McKenzie LLP, counsel for the Credit

Exhibit 10.2

Parties addressed to the Administrative Agent and the Lenders, dated as of the Seventh Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Lead Arrangers (and each Credit Party hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Lenders);

(i)the Administrative Agent shall have received customary closing certificates and documentation consistent with those delivered on the Closing Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Additional Dollar Term Loans contemplated hereby are secured by the Collateral;

(j)the Borrowers shall have paid to the Lead Arrangers the fees set forth in the fee letter dated as of May 24, 2018, by and among the U.S. Borrower and the Lead Arrangers and all expenses payable pursuant to Section 10.2 of the Amended Credit Agreement or pursuant any other letter agreement with the Lead Arrangers which have accrued to or are otherwise payable on the Seventh Amendment Effective Date, to the extent the U.S. Borrower has received invoices therefor at least three Business Days prior to the Seventh Amendment Effective Date;

(k)no later than three Business Days in advance of the Seventh Amendment Effective Date, the Dollar Incremental Term Lender shall have received all documentation and other information reasonably requested by it in writing at least ten days in advance of the Seventh Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(l)each Lead Arranger shall have received, for each Mortgaged Property, (A) the completed Flood Certificate with respect such property, which Flood Certificate shall be addressed to Collateral Agent and otherwise comply with the Flood Program; (B) if the Flood Certificate states that such Mortgaged Property is located in a Flood Zone, U.S. Borrower's written acknowledgment of receipt of written notification from the Collateral Agent (x) as to the existence of a Mortgage and (y) as to whether the community in which such Mortgaged Property is located is participating in the Flood Program; (C) if such Mortgaged Property is located in a Flood Zone and is located in a community that participates in the Flood Program, evidence that U.S. Borrower has obtained a policy of flood insurance that is in compliance with all applicable requirements of the Flood Program; and (D) if such Mortgaged Property is located in a Flood Zone and is located in a community that does not participate in the Flood Program, evidence that U.S. Borrower has obtained private flood insurance that is in compliance with all applicable regulations or, in the absence of regulations, is otherwise in form and substance reasonably satisfactory to Collateral Agent.

SECTION 7.    Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

SECTION 8.    Confirmation of Guaranties and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (i) the obligations of the Credit Party under the Existing Credit Agreement as modified hereby (including with respect to the

Exhibit 10.2

Additional Dollar Term Loans) and the other Credit Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Amended Credit Agreement, Pledge and Security Agreement, Dutch Security Agreements and the other Credit Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Guarantee, the Pledge and Security Agreement, Dutch Security Agreements and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 9. Consent. The Borrowers and the Administrative Agent hereby consent to the assignment of any Additional Dollar Term Loans held by the Dollar Incremental Term Lender on the date hereof; provided, that the applicable Borrower consents to such assignment only to the extent that the amount and relevant assignee of each such assignment has been disclosed by the Administrative Agent to the applicable Borrower on or prior to the date hereof.

SECTION 10.No Novation.     By its execution of this Agreement, each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

SECTION 11.Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 12.Miscellaneous. This Agreement shall constitute a Credit Document for all purposes of the Existing Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement or the Refinancing, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement or the Refinancing). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 13.Incorporation. Sections 10.15 and 10.16 of the Existing Credit Agreement, relating to, among other things, jurisdiction, waiver of jury trial, venue, forum

Exhibit 10.2

and service of process, are hereby incorporated and shall apply to the parties hereto mutatis mutandis, to the same extent as if fully set forth herein.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
KRATON POLYMERS LLC

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS HOLDINGS B.V.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

PARENT

KRATON CORPORATION

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

GUARANTORS

ELASTOMERS HOLDINGS LLC

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS U.S. LLC

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.2

KRATON POLYMERS CAPITAL CORPORATION

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON CHEMICAL, LLC (formerly known as Arizona Chemical Company, LLC)

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM INTERMEDIATE LP

By: AZ Chem Partners I, LLC its general partner
By: AZ Chem Holdings LP, its sole member
By: AZ Chem Partners II LLC, its general partner
By: Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM US HOLDINGS INC.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM US INC.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.2

AZ CHEM HOLDINGS LP

By: AZ Chem Partners II LLC, its general partner
By: Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM PARTNERS I LLC

By: AZ Chem Holdings LP, its sole member
By: AZ Chem Partners II LLC, its general partner
By: Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM PARTNERS II LLC

By:	Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS NEDERLAND B.V.

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

Exhibit 10.2

K.P. GLOBAL HOLDINGS C.V.

By: KP International Holdings LLC, its general partner
By: Kraton Holdings C.V., its sole member
By: Kraton Holdings II LLC, its general partner
By: Kraton C.V., its sole member
By: Kraton Holdings I LLC, its general partner
By: KP International C.V., its sole member
By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KP INTERNATIONAL C.V.

By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KP INTERNATIONAL HOLDINGS LLC

By: Kraton Holdings C.V., its sole member
By: Kraton Holdings II LLC, its general partner
By: Kraton C.V., its sole member
By: Kraton Holdings I LLC, its general partner
By: KP International C.V., its sole member
By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.2

K.P. INVESTMENT B.V.

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

Exhibit 10.2

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Vipul Dhadda

Name:	Vipul Dhadda

Title:	Authorized Signatory

By:	/s/ Brady Bingham

Name:	Brady Bingham

Title:	Authorized Signatory

Exhibit 10.2

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Dollar Incremental Term Lender

By:	/s/ Vipul Dhadda

Name:	Vipul Dhadda

Title:	Authorized Signatory

By:	/s/ Brady Bingham

Name:	Brady Bingham

Title:	Authorized Signatory

Exhibit 10.2

Schedule I
COMMITMENTS
ADDITIONAL DOLLAR TERM LOAN COMMITMENTS

Dollar Incremental Term Lender	Additional Dollar Term Loan Commitments
Credit Suisse AG, Cayman Islands Branch	$90,000,000
Total	$90,000,000